UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2008 (October 9, 2008)

Analysts International Corporation

(Exact name of registrant as specified in its charter)

MN	0-4090	41-0905408
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 835-5900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 9, 2008, Analysts International Corporation issued a press release revising its guidance for the second half of 2008.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits.

99.1                           Press release issued October 9, 2009 entitled, “Analysts International Corporation Revises Outlook for Second Half of 2008: Company Continues to Execute on its Business Transformation Plan.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2008	ANALYSTS INTERNATIONAL CORPORATION

/s/ Robert E. Woods.
Robert E. Woods
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press released issued on October 9, 2008, entitled “Analysts International Corporation Revises Outlook for Second Half of 2008: Company Continues to Execute on its Business Transformation Plan.”